Huntington Rotating Index Fund
Huntington VA Rotating Index Fund
Proxy Statement - Please Vote!

     TIME IS OF THE ESSENCE . . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

     The Huntington Funds and Huntington VA Funds will hold jointly a special meeting of shareholders of Huntington Rotating Index Fund and the Huntington VA Rotating Index Fund (collectively, the "Funds") at 2:00 p.m. on April 17, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

The following is an introduction to the process and the proposals.

Why am I being asked to vote?

     Mutual funds are required to obtain shareholders' votes for certain types of fundamental policy changes like the ones included in this Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

     You may vote in person at the meeting or complete and return the enclosed Proxy Card. If you:

1. do not respond, we may contact you by telephone to request that you cast your vote.

2. sign and return the Proxy Card without indicating a preference, your vote will be cast "FOR" the proposal.

What are the issues?

     The first proposal is to change the Fund's fundamental investment objective. Currently, the Fund seeks to approximate the returns of a broad-based equity market index selected by the Huntington Asset Advisors, Inc. (the "Adviser"), as the most favorable in a given market environment. The proposal is to change the investment objective to one of seeking capital appreciation. The Fund will seek to achieve this new objective with an investment strategy of rotating investments among equity market segments determined by the Fund's investment adviser to offer the greatest potential for capital appreciation. The second proposal is to eliminate the Fund's fundamental policy of investing at least 80% of the Fund's total assets directly, or indirectly through index-based securities, in stocks comprising the broad-based equity market index that the Fund's investment adviser has chosen to emulate. This policy would be replaced with a non-fundamental policy of investing at least 80% of the Fund's assets directly, or indirectly through index-based securities, in equity stocks comprising the equity market segment chosen by the Fund's investment adviser. If shareholders of the Funds approve these changes, the Funds will change their names from the Huntington Rotating Index Fund and the Huntington VA Rotating Index Fund to the Huntington Rotating Markets Fund and the Huntington VA Rotating Markets Fund, respectively.


Why is each Fund's investment objective and policy being changed?

     Because the Fund's name includes the word "index" (which is connected to the Fund's investment objective), the Fund must maintain a 95% correlation to its selected index at all times. The Advisor believes that this 95% correlation requirement unduly restricts its ability to select stock outside the index, and does not provide the desired flexibility to invest more diversely or broadly within a particular equity market segment. The Advisor and the Trustees have considered this restriction and the other factors discussed below, and concluded that it would be in the best interests of the Fund's shareholders to amend the Fund's investment objective and make certain other related changes to the Fund's investment strategies, restrictions and name. Of course, there can be no assurance that the Fund will succeed in meeting its new investment objective and strategy.



What types of equity market segments will the Fund rotate among?

     Should shareholders approve the above-described amendments, the Adviser would have the flexibility to rotate the Fund's assets among the small-cap, mid-cap, large-cap and international market segments.

Who do I call with questions about the Proxy Statement?
Call the Fund's toll-free number (1-800-253-0412).


   After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for the proposals.



                                 PROXY STATEMENT



                              THE HUNTINGTON FUNDS
                         Huntington Rotating Index Fund

                               HUNTINGTON VA FUNDS
                        Huntington VA Rotating Index Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 17, 2003

     A Special Meeting of the shareholders of Huntington Rotating Index Fund (the "Fund"), a portfolio of the Huntington Funds (the "Trust"), and of the shareholders of Huntington VA Rotating Index Fund (the "VA Fund"), a portfolio of Huntington VA Funds (the "VA Trust"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on April 17, 2003, to consider changes to the Fund's and the VA Fund's investment objective and certain investment policies and restrictions, and to transact such other business as may properly come before the meeting or any adjournment thereof.


     The Board of Trustees of the Trust and the VA Trust has fixed February 18, 2003 as the record date for determination of shareholders entitled to vote at the meeting.

                                            By Order of the Board of Trustees,



                                            Victor R. Siclari
                                            Secretary


March 4, 2003



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     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP
LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                                     TABLE OF CONTENTS



About the Proxy Solicitation and the Meeting.....................1

PROPOSAL 1:  Changing the Fund's Investment Objective............1

PROPOSAL 2:  Eliminating a Fundamental Investment Policy.........2

ADDITIONAL INFORMATION ABOUT PROPOSALS 1 AND 2...................3

PROPOSAL 3:  Other Business......................................5

INFORMATION ABOUT THE TRUST AND THE VA TRUST.....................5

      Proxies....................................................5

      Quorum.....................................................6

      Voting.....................................................6

      Share Ownership............................................6

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.....7




                                 PROXY STATEMENT


                       THE HUNTINGTON FUNDS (the "Trust")
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

                      HUNTINGTON VA FUNDS (the "VA Trust")
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010


About the Proxy Solicitation and the Meeting

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust and the VA Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Huntington Rotating Index Fund (the "Fund") and the Huntington VA Rotating Index Fund (the "VA Fund"), which are portfolios of the Trust and the VA Trust, respectively, to be held on April 17, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund and the VA Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust and the VA Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. The Trust and the VA Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


     The purpose of the Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy cards are expected to be mailed on or about March 12, 2003, to shareholders of record at the close of business on February 18, 2003 (the "Record Date"). On the Record Date, the Fund had outstanding 1,937,383.735 Trust Shares and 87,472.711 Investment A Shares, and the VA Fund had 136,569.824 outstanding shares of beneficial interest.

     The annual reports of the Trust and the VA Trust, which include audited financial statements for the fiscal year ended December 31, 2002, are being separately mailed to shareholders. The Trust and the VA Trust will furnish the applicable Annual Report without charge upon either written or telephonic request. The principal executive offices of the Trust and the VA Trust are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The toll-free telephone number of the Trust and the VA Trust is 1-800-253-0412.


     PROPOSAL 1: APPROVAL OR DISAPPROVAL OF CHANGING THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE FROM SEEKING TO APPROXIMATE THE RETURNS OF A BROAD-BASED EQUITY MARKET INDEX TO ONE OF SEEKING CAPITAL APPRECIATION.



     The current investment objective of the Fund and the VA Fund (both referred to in the remainder of this section as the "Fund") is to approximate the returns of a broad-based equity market index selected by the Huntington Asset Advisors, Inc. (the "Advisor"), as the most favorable in a given market environment. Because this investment objective is fundamental, it cannot be changed without shareholder approval. At a meeting on January 29, 2003, the Trustees unanimously approved changing the Fund's investment objective. The proposed new investment objective is to seek capital appreciation. If approved, the Fund will seek this investment objective by using a strategy of rotating investments among equity market segments determined by the Advisor to offer the greatest potential for capital appreciation in a given market environment.

     Currently, the Fund's investment objective is to seek to emulate the returns of a broad-based equity market index by investing in stocks that comprise the index or by investing in index-based securities. In determining which broad-based equity index the Fund seeks to emulate, the Advisor uses a top-down analysis to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors or industries may benefit the most over the next 12 months. The Advisor continuously monitors the market environment and shifts the index that the Fund emulates when the Advisor determines that another broad-based equity market index is more favorable given the current market environment. The rotating nature of the Fund then lets the Advisor seek greater value based on performance expectations. In January 2002, for example, the Fund rotated the index it emulated from the S&P 500 to the Russell 2000 Index, and in January 2003, the Fund rotated to the Russell 1000 Index.

     Because the Fund's name includes the word "index" (which is connected to the Fund's investment objective), the Fund must maintain a 95% correlation to its selected index at all times. The Advisor believes that this 95% correlation requirement unduly restricts its ability to select stock outside the index, and does not provide the desired flexibility to invest more diversely or broadly within a particular equity market segment. The Advisor and the Trustees have considered this restriction and the other factors discussed below, and concluded that it would be in the best interests of the Fund's shareholders to amend the Fund's investment objective and make certain other related changes to the Fund's investment strategies, restrictions and name. Only the two changes identified in Proposal 1 and 2 require shareholder approval. If both proposals are approved by shareholders, the Fund will eliminate the correlation requirement. Please refer to the section entitled "Additional Information about Proposals 1 and 2," which follows the Proposals, for information and risks common to the proposed changes. Shareholders should familiarize themselves with the risks attendant with the revised investment objective, strategies and policies.


                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                        SHAREHOLDERS VOTE FOR PROPOSAL 1



     PROPOSAL 2: ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY OF INVESTING AT LEAST 80% OF TOTAL ASSETS IN STOCKS COMPRISING A BROAD-BASED EQUITY INDEX

     In addition to the above-noted change to the Fund's fundamental investment objective, the Trustees also approved the elimination of the Fund's fundamental policy of investing at least 80% of its total assets directly, or indirectly through index-based securities, in stocks comprising the broad-based equity index that the Advisor has chosen to emulate. In its place, the Trustees have approved a non-fundamental policy of investing, under normal circumstances, at least 80% of its assets directly, or indirectly through index-based securities, in equity stocks comprising the equity market segment chosen by the Advisor. This change requires shareholder approval. However, future changes to this nonfundamental policy would require only approval by the Board of Trustees and 60 days' advance notice to shareholders.



                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                        SHAREHOLDERS VOTE FOR PROPOSAL 2



Additional information ABOUT PROPOSALS 1 and 2

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     Both in current market conditions and, more  importantly,  over longer time periods, the Advisor believes that rotating investments among equity market segments, each of which may be representative of one or more indices, holds the most promise of maximizing performance for shareholders. The Advisor desires more flexibility in selecting investments. The Advisor believes that a focus on investing in stocks representative of an equity market segment (instead of trying to emulate the returns of a broad-based equity market index by investing in stocks that comprise the index) will offer the greatest potential for capital appreciation. Of course, there can be no assurance that the Fund will succeed in meeting its new investment objective. Nonetheless, the management of the Fund believes that the proposed new objective, with its focus on investing in stocks representative of one of four equity market segments (i.e., small-cap, mid-cap, large-cap and international), holds more potential for maximizing the Fund's performance than the current investment objective. At any given time, the Fund will be invested (with the exception of cash and short-term securities) in one of the four equity market segments, either small-cap, mid-cap, large-cap or international, as selected by the Advisor from time to time. (See below for additional information about these equity market segments) While there is no present intention to do so, it is possible that, in the future, the Advisor will seek to add other market segments for possible investments, subject to modification of the prospectus to reflect such a change. In addition, the Advisor will retain the flexibility to invest in growth and/or value stocks based on its expectation on what will provide the greatest potential for capital appreciation at any given time. The Advisor does not intend to concentrate in any particular industry or sector. As a result, the Advisor retains a broad mandate and discretion to invest in those stocks in a market segment that it believes are best positioned at any time to provide shareholders with capital appreciation. There is no guarantee that the Advisor will be able to predict the equity market segment that offers the greatest return or the timing of rotations among equity market segments.

     As part of the current investment objective and strategy, the Fund attempts to emulate the returns of a particular index by investing directly in stocks that comprise the index or indirectly in such stocks through the purchase of index-based securities, which are sometimes called exchange-traded funds or ETFs. Index-based securities represent ownership in a long-term investment trust that holds a portfolio of common stocks designed to track the price performance of a stock index. Index-based securities have their own fees and expenses that may duplicate those of the Fund. Therefore, the Fund's performance may be less than if it were to directly purchase the underlying securities held by the index-based securities. If the proposals are approved, the Advisor intends to continue investing in index-based securities as part of its investment strategy of rotating its investments among equity market segments to achieve its investment objective of capital appreciation. Moreover, whether or not the proposals are approved, the Fund will eliminate the policy that stated that the Fund will invest in index-based securities (rather than investing directly in the individual securities that comprise the index selected by the Advisor) until the Fund's total assets reached $70 million. The Advisor has determined that the $70 million threshold may be too restrictive, and it may be more beneficial to allow individual security purchases at a lower or higher asset level. There are additional fees charged to investors in index-based securities, as described below under "Fee Layering."

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     If the  proposal is  approved,  the  Advisor  will  restructure  the Fund's portfolio over a relatively short period of time. To the extent portfolio turnover results in the realization of short-term capital gains, such gains will generally be taxed to shareholders at ordinary income tax rates.
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     Should  shareholders  approve the changes to the  investment  objective and policies, the Huntington Funds and Huntington VA Funds will rename the Rotating Index Fund and the VA Rotating Index Fund as the Huntington Rotating Markets Fund and the Huntington VA Rotating Markets Fund in order to accurately reflect the revised investment objective and strategies. As mentioned above, because the Rotating Index Fund and the VA Rotating Index Fund would eliminate the word "index" from their respective names, they would no longer be required to achieve a correlation between the total return of their assets and the total return of an index.

     If  the  proposals  are  adopted  and  the  Fund's  investment   objective,
strategies  and  policies  are  changed,   shareholders  should  anticipate  the
following risks (some of which currently apply to the Fund):

     Market Risk: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

     Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of the market segment selected by the Advisor -- will underperform other kinds of investments or market averages.

     Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms, and the prices of small company stocks may be more volatile than the prices of stocks of larger companies.

     Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls  and  adverse  economic  developments  as well as  higher  overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of the Fund's investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

     Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that shareholders pay.

     Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund will continue to invest some or all of its assets in index-based securities, which are also investment funds that separately have their own management and other fees, and would be borne by the Fund as an investor. This could cause the Fund's performance to be lower than if it were to invest directly in the securities underlying such index-based securities.


     Following is additional information about the equity market segments among which the Advisor will rotate its investments. Investment in any segment could consist of stocks of companies whose capitalization falls within the specified range and/or index-based securities that hold stocks of companies whose capitalization falls within the specified range. The small-cap, mid-cap and large-cap market segments are comprised predominantly of U.S. companies, although due to the diverse nature of companies and the globalization of the economy, many companies have international operations or international exposure to varying degrees.

     The small-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent index such as the Russell 2000 Index. As of June 30, 2002, the Russell 2000 Index statistics were as follows: the average market capitalization was approximately $490 million and the median market capitalization was approximately $395 million. The Index has a total market capitalization range of approximately $128 million to $1.3 billion.

     The mid-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent index such as the Russell Midcap Index. As of June 30, 2002, the Russell Midcap Index statistics were as follows: the average market capitalization was approximately $3.6 billion and the median market capitalization was approximately $2.8 billion. The Index has a total market capitalization range of approximately $1.3 billion to $10.8 billion.

     The large-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent index such as the Standard & Poor's 500 Index. As of January 31, 2003, the Standard & Poor's 500 Index statistics were as follows: the average market capitalization was approximately $73.6 billion and the median market capitalization was approximately $6.7 billion. The Index has a total market capitalization range of approximately $258 million to $253.7 billion.

     The international market segment comprises companies that are based throughout the world, including the United States. The international market segment could include small-cap, mid-cap, or large-cap companies, or any combination of the three, although there is no generally accepted and recognized market capitalization ranges in the international market due to the diverse array of foreign countries and economies. However, the most widely followed international equity index is the Morgan Stanley EAFE index. It includes companies from the stock markets of Europe, Australia, New Zealand, and the Far East.

     It is expected that these changes will give the Advisor more flexibility in selecting investments for the Fund. In determining which of the four market segments the Fund will invest in, the Advisor will continue to use top-down analysis to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors or industries may benefit the most over the next 12 months. In addition, the Advisor will continuously monitor the market environment and may shift the market segment in which the Fund invests whenever the Advisor determines that another market segment is more favorable given the current market environment.



           PROPOSAL 3: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY
               COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

     While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of a Special Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at said Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Meeting.


                  INFORMATION ABOUT THE TRUST AND THE VA TRUST

Proxies, Quorum and Voting at the Meeting

Proxies

     Only shareholders of record of the Fund and the VA Fund on the Record Date will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote with respect to matters affecting the Fund or the Trust generally; each share of the VA Fund is entitled to one vote with respect to matters affecting the VA Fund or the VA Trust. Fractional shares are entitled to proportionate shares of one vote.

     In accordance with current law, insurance company separate accounts, as shareholders of the VA Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts ("Variable Contract Owners") of the separate accounts, and will vote the accounts' shares or other voting interests in the VA Fund in proportion to the voting instructions received. Each separate account is required to vote its shares of the VA Fund in accordance with instructions received from Variable Contract Owners. Each separate account is also required to vote shares of the VA Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. Variable Contract Owners permitted to give instructions to the VA Fund and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners. Any Variable Contract Owner giving instructions will be advised by the investment company concerning the means of providing voting instructions, and the timing or method of amending or revoking any instructions previously given.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.



Quorum

     In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of the Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote.



Voting

     In order to approve a change to a fundamental investment policy, a "majority of the outstanding voting shares" of the Fund or the VA Fund must be voted in favor of the changes. Under both the Investment Company Act of 1940 and the Declarations of Trust of the Trust and the VA Trust, the favorable vote of a "majority of the outstanding voting shares" of the Funds means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Funds are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.


Share Ownership

     Officers and Trustees of the Trust as a group own less than 1% of the Funds' outstanding shares.

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of record of the Fund and the VA Fund:


     Carey & Company, Columbus, Ohio, owned approximately 1,875,535 Trust shares of the Huntington Rotating Index Fund (96.81%); NFSC, Cincinnati, Kentucky, owned approximately 86,649 Investment A Shares of the Huntington Rotating Index Fund (99.05%).


     Hartford Life Insurance Company, Hartford, Connecticut, owned approximately 116,460 shares of the Huntington VA Rotating Index Fund (85.27%); Carey & Co., Columbus, Ohio, owned approximately 20,000 shares of the Huntington VA Rotating Index Fund (14.64%).





OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Huntington Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

     No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

-------------------------------------------------------------------------------
     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                                           By Order of the Board of Trustees,



                                           Victor R. Siclari
                                           Secretary


March 4, 2003

                         HUNTINGTON ROTATING INDEX FUND

                        HUNTINGTON VA ROTATING INDEX FUND

Investment Adviser

HUNTINGTON ASSET ADVISORS, Inc.
(a subsidiary of The Huntington National Bank)
Huntington Center
41 South High Street
Columbus, Ohio 43215-6101


Distributor

EDGEWOOD SERVICES, INC.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010

Administrator

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779


Sub-Administrator

THE HUNTINGTON NATIONAL BANK
Huntington Center
41 South High Street
Columbus, Ohio 43215-6101











Cusip 446327520
Cusip 446327538
Cusip 446771701

28259 (03/03)













                                  SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:



[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                  The Huntington Funds and Huntington VA Funds
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                           Federated Services Company
-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[   ] Fee paid previously with preliminary proxy materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ____________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
            ____________________________________________________________

      3)    Filing Party:
            ____________________________________________________________

      4)    Date Filed:
            ____________________________________________________________












Your vote is important no matter how many shares you own.
Please sign and date this proxy below and return it promptly in the enclosed envelope.

HUNTINGTON VA ROTATING INDEX FUND ("Portfolio")     VOTING INSTRUCTION CARD
HARTFORD LIFE INSURANCE CO.

     This Voting Instruction Card is solicited by the above-referenced insurance company (the 'Company') for its contractholders and contract participants who hold accumulation unit values in the Separate Account of the Company that invest in the above named Portfolio and who are entitled to instruct the Company on how to vote shares held by the Separate Account. The undersigned contractholder or participant instructs the Company to vote, at the Special Meeting of Shareholders of the Portfolio scheduled for April 17, 2003 at 2:00 p.m., Eastern time, and at any adjournments or postponements thereof, all shares of the Portfolio attributable to his or her contract or interest therein as directed on the reverse side of this Card. The undersigned acknowledges receipt of the Portfolio's Notice of Special Meeting and Proxy Statement.

     If you sign below but do not mark instructions on the reverse, the Company will vote all shares of the Portfolio attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Portfolio actually received from participants and contractholders in the Separate Account.

     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated ________________________ , 2003

(Sign in the Box) Signature(s) of Shareholder(s)

     Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE HUNTINGTON VA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

AGAINST ABSTAIN FOR

     Proposal 1 To change the Portfolio's fundamental investment objective FROM one of seeking to approximate the returns of a broad-based equity market index as determined by the Portfolio's investment adviser to be the most favorable in a given market environment, TO one of seeking capital appreciation.

      FOR
      AGAINST
      A BSTAIN

     Proposal 2 To replace the Portfolio's fundamental investment policy of investing at least 80% of its total assets directly, or indirectly through index-based securities, in stocks comprising the broad-based equity index that the Portfolio's investment adviser has chosen to emulate with a non-fundamental policy of investing at least 80% of its assets directly, or indirectly through index-based securities, in equity stocks comprising the equity market segment chosen by the Portfolio's investment adviser.

      FOR
      AGAINST
      A BSTAIN

     Proposal 3 To transact such other business as may properly come before the Meeting.

      FOR
      AGAINST
      A BSTAIN